Certain Transactions	12 Months Ended
Mar. 31, 2016
Related Party Transactions [Abstract]
Certain Transactions Disclosure [Text Block]

15. Related Party Transactions

A small percentage (less than 1% in fiscal 2016, 2015 and 2014) of vegetables supplied to the Company’s New York packaging plants are grown by a director of Seneca Foods Corporation, which supplied the Company approximately $1.0 million, $0.8 million, and $1.1 million pursuant to a raw vegetable grower contract in fiscal 2016, 2015 and 2014, respectively.  The Chairman of the Audit Committee reviewed the relationship and determined that the contract was negotiated at arm's length and on no more favorable terms than to other growers in the marketplace.